                                                                   EXHIBIT 10.25

                                                                  Execution Copy


                                AMENDMENT NO. 1


          AMENDMENT NO. 1 dated as of October 31, 1997, between HEARST-ARGYLE TELEVISION, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the subsidiaries of the
                                    --------
Company party hereto and party to the Credit Agreement (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of
---------------------                          ---------------------
the lenders that is a signatory hereto (individually, a "Lender" and,
                                                         ------
collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as Administrative
                   -------
Agent.

          The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 29, 1997 (the "Credit Agreement"), providing, subject to the terms and conditions
           ----------------
thereof, for extensions of credit to the Borrower (by means of loans and letters of credit) in an aggregate amount up to $1,000,000,000 (which may, in the circumstances therein provided, be increased to $1,250,000,000).

          The Borrower has requested that the Lenders amend the Credit Agreement in order to, among other things, (i) release the Subsidiary Guarantors from their respective obligations under the Credit Agreement and (ii) make certain other modifications to the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein (including the Credit Agreement as amended by this Amendment No.
1).

          Section 2.  Release.  Subject to the execution and delivery of this
                      -------
Amendment No. 1 by each Obligor and each Lender, but effective as of the date hereof, the Subsidiary Guarantors are hereby released and discharged from their respective obligations under the Credit Agreement. Without limiting the generality of the foregoing, subject to the satisfaction of such conditions precedent, but effective the date hereof, the Subsidiary Guarantors shall cease to be parties to the Credit Agreement and shall no longer have any rights or obligations thereunder.

          Section 3.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
set forth in Section 4 hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

          3.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          3.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:

          "Obligor" means the Borrower.
           -------

          "Restricted Debt Payment" means any purchase, redemption, retirement
           -----------------------
     or acquisition for value, or the setting apart of any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Senior Subordinated Notes or any Additional Permitted Indebtedness, provided that the term "Restricted Debt Payment" shall not include (x) the
     --------
     repurchase of the Senior Subordinated Notes resulting from a "change of control event" in connection with the Merger Transactions or the redemption or defeasance of the Senior Subordinated Notes contemplated by Section 6.09(d) hereof, (y) regularly scheduled payments of principal or interest in respect of the Senior Subordinated Notes or (z) regularly scheduled payments of principal or interest in respect of Additional Permitted Indebtedness, in the case of each of the foregoing clauses (y) and (z), to the extent required pursuant to the instruments evidencing the Senior Subordinated Notes or such Additional Permitted Indebtedness, as the case may be.

          "Senior Notes" means, collectively, the Senior Notes Due 2007 and
           ------------
     Senior Debentures Due 2027 to be issued by the Borrower as contemplated in a Prospectus Supplement to Prospectus dated October 17, 1997, a copy of which has ben supplied to the Lenders prior to the execution and delivery of Amendment No. 1 hereto.

          "Senior Notes Indenture" means the Indenture between the Borrower and
           ----------------------
     Bank of Montreal Trust Company, as trustee, pursuant to which the Senior Notes are to be issued.

          3.03. Section 1.01 of the Credit Agreement shall be amended by deleting the definition of "Guarantee Assumption Agreement" and of "Subsidiary Guarantor" in their entirety.

          3.04. Article III of the Credit Agreement is hereby deleted its entirety, and instead the following should be inserted under "ARTICLE III":

     "ARTICLE III IS INTENTIONALLY DELETED IN ITS ENTIRETY".

          3.05. Section 6.09 of the Credit Agreement is hereby amended to read as follows:

          "SECTION 6.09.  Certain Obligations Respecting Subsidiaries and Senior
                          ------------------------------------------------------
     Subordinated Notes.
     ------------------

          (a)  Wholly Owned Subsidiaries.  Subject to paragraph (b) below, the
               -------------------------
     Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Consolidated Subsidiaries is a Wholly Owned Subsidiary.

          (b)  Designated Subsidiaries.  Notwithstanding the provisions of
               -----------------------
     paragraph (a) above, the Borrower may at any time after the date hereof designate any Subsidiary (other than a Subsidiary holding any Station Licenses or the operating assets of any Stations) as a "Designated Subsidiary" for purposes of this Agreement, by delivering to the Administrative Agent a certificate of a senior officer of the Borrower (and the Administrative Agent shall promptly deliver a copy thereof to each Lender following receipt) identifying such Subsidiary, stating that such Subsidiary shall be treated as a "Designated Subsidiary" for all purposes hereof and certifying that, after giving effect to such designation, the Borrower will be in compliance with the provisions of this Agreement applicable to such Designated Subsidiary (including the provisions of Section 7.05(f) with respect to the type of business in which a Designated Subsidiary shall be involved and the limitations upon the aggregate amount of Investments in Designated Subsidiaries therein specified), and such designation will not result in a Default hereunder. Any Subsidiary of a Designated Subsidiary shall be deemed to be a "Designated Subsidiary".

          (c)  Incorporation by Reference.  The Borrower agrees, for the benefit
               ---------------------------
     of the Lenders and the Administrative Agent hereunder, to perform, comply with and be bound by each of is covenants, agreements and obligations contained in Section 10.7 and 10.8 of the Senior Notes Indenture as originally in effect and without giving effect to any modifications or supplements thereto, or termination thereof, after the date thereof. Without limiting the generality of the foregoing, the above-mentioned provisions of the Senior Notes Indenture, together with related definitions and ancillary provisions and schedules and exhibits, are hereby incorporated by reference, as if set forth herein in full, mutatis
                                                                -------
     mutandis; provided that, as incorporated herein (i) each reference to the
     --------  --------
     "Company" shall be deemed to be reference to the Borrower hereunder and
     (ii) each reference to the "Debt Securities" of any series shall be deemed to be a reference to the Loans hereunder.

          (d)  Retirement of Senior Subordinated Notes.  Within 120 days
               ---------------------------------------
     following the effectiveness of Amendment No. 1 hereto, the Borrower shall either (x) take such action as shall be necessary either to redeem the Senior Subordinated Notes in full pursuant to the provisions of Section 11.01(c) of the Indenture for the Senior Subordinated Notes or (y) irrevocably deposit with the trustee for the Senior

     Subordinated Notes an amount sufficient to defease the Senior Subordinated Notes pursuant to Section 4.03 of said Indenture, and, in the case of either of the foregoing clauses (x) and (y), shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent that such action shall have been taken or such deposit made."

          3.06. Section 7.01 of the Credit Agreement is hereby amended to read as follows:

          "SECTION 7.01.  Indebtedness.  The Borrower will not, nor will it
                          ------------
     permit any of its Consolidated Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

               (a)  Indebtedness hereunder;

               (b) Indebtedness existing on the date hereof and set forth in Part A of Schedule II (including Indebtedness relating to the Hearst Stations assumed in connection with the Merger Transactions, but excluding, following the making of the initial Loans hereunder, the Indebtedness to be repaid with the proceeds of such Loans, as indicated on Schedule II), together with any extensions, renewals, refinancings or replacements of any such Indebtedness so long as the principal thereof is not increased and such Indebtedness, as so extended, renewed, refinanced or replaced, would constitute Indebtedness that could be incurred in compliance with Section 7.01(g);

               (c) Indebtedness of any Consolidated Subsidiary to the Borrower or any other Consolidated Subsidiary;

               (d) Guarantees by the Borrower of Indebtedness of any Consolidated Subsidiary and by any Consolidated Subsidiary of Indebtedness of any other Consolidated Subsidiary;

               (e) Indebtedness of the Borrower and its Subsidiaries in respect of the deferred payment of insurance premiums up to an aggregate principal amount not exceeding $10,000,000 at any one time outstanding;

               (f) Indebtedness of any Person that becomes a Consolidated Subsidiary after the Effective Date; provided that such Indebtedness
                                               --------
          exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Consolidated Subsidiary;

               (g) additional Indebtedness of the Borrower, incurred after the Effective Date (or assumed in connection with an Acquisition), provided that
          --------

                         (i) the stated maturity date with respect to such Indebtedness shall be at least six months after the Maturity Date,

                         (ii) no principal payments with respect to such Indebtedness shall be stated to be due prior to the Maturity Date (other than in respect of a Change of Control or similar event), except that if such Indebtedness is pari passu in right of
                                                   ---- -----
               payment with the obligations of the Obligors hereunder (i.e. not subordinated in right of payment to such obligations), such Indebtedness may provide for principal payments prior to the Maturity Date, so long as the weighted average life to maturity of such Indebtedness (determined in accordance with GAAP) is not earlier than the weighted average life to maturity of the Loans hereunder,

                         (iii) all covenants with respect to such Indebtedness shall be no more restrictive then the covenants set forth in this Agreement and the Borrower shall be in compliance with such covenants,

                         (iv) such Indebtedness is not secured by any Lien on property of the Borrower or any Consolidated Subsidiary, and

                         (v) at the time of such incurrence, and after giving effect thereto, no Default shall have occurred and be continuing and the Borrower shall be in pro forma compliance with Section
               7.10 (the determination of such pro forma compliance to be calculated, as at the end of and for the period of four fiscal quarters most recently ended prior to the date of such incurrence for which financial statements of the Borrower and its Consolidated Subsidiaries are available, under the assumption that such incurrence shall have occurred at the beginning of the applicable period) and the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer showing such calculations in reasonable detail to demonstrate such compliance; and

               (h) other Indebtedness (whether or not secured) of the Borrower or any Consolidated Subsidiary in an aggregate principal amount not exceeding $25,000,000 at any time outstanding, and other Indebtedness (not secured) of the Borrower (but not of any Consolidated Subsidiary) in an aggregate principal amount not exceeding $100,000,000 at any time outstanding, so long as the aggregate principal amount of Indebtedness permitted under this clause (h) shall not exceed $125,000,000 at any time outstanding."

          3.07. Section 7.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a)  Mergers and Consolidations.  The Borrower will not, nor will it
                --------------------------
     permit any of its Consolidated Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, subject
                                                        --------
     to Section 7.04, and so long as after giving effect thereto no Default shall have occurred and be continuing hereunder, (i) any Consolidated Subsidiary of the Borrower may merge into or consolidate with the Borrower or a Consolidated Subsidiary so long as the Borrower or a Consolidated Subsidiary is the continuing or surviving party, (ii) any Consolidated Subsidiary of the Borrower may liquidate or dissolve into the Borrower or a Consolidated Subsidiary and (iii) the Borrower and its Consolidated Subsidiaries may enter into the transactions permitted under clauses (B),
     (C) or (D) of paragraph (b) below, and under clause (iv) of paragraph (c) below."

          3.08. The first sentence of Section 10.01(a) of the Credit Agreement is hereby amended by deleting "or any Subsidiary Guarantor".

          3.09. Section 10.02(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(b)  Amendments.  Neither this Agreement nor any provision hereof may
                ----------
     be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase any
                       --------
     Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of any reduction or expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or
     (v) change any of the provisions of this Section or the definition of the term "Required Incremental Facility Lenders", "Required Lenders", "Required Revolving Lenders" or "Required Term Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; and provided further
                                                                -------- -------
     that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Lender or either Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Lender or such Swingline Lender, as the case may be.

          Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan, or Incremental Facility Loans of any Series, shall be effective against the Revolving Lenders or Incremental Facility Lenders of such Series, as the case may be, for purposes of the Revolving Commitments or Incremental Facility Commitments of such Series unless the Required Revolving Lenders or Required Incremental Facility Lenders of such Series, as applicable, shall have concurred with such waiver or modification."

          Section 4.  Conditions to Effectiveness.  The effectiveness of the
                      ---------------------------
amendments to the Credit Agreement provided in Section 3 hereof are subject to the fulfillment of the following conditions precedent to the satisfaction of the Administrative Agent:

          (a)  Execution.  This Amendment No. 1 shall have been duly executed
               ---------
     and delivered by each Obligor and each Lender.

          (b)  Issuance of Senior Notes.  The Senior Notes shall have been
               ------------------------
     issued substantially as contemplated in the Prospectus Supplement to Prospectus dated October 17, 1997, heretofore delivered to each of the Lenders, and the Borrower shall have received the net cash proceeds thereof.

          (c)  Other Documents.  The Administrative Agent shall have received
               ---------------
     such other documents as it shall have reasonably requested.

          Upon the satisfaction of such conditions precedent, the Administrative Agent shall advise the Borrower and each of the Lenders in writing, whereupon the amendments provided for in Section 3 hereof shall become effective.

          Section 5.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                    HEARST-ARGYLE TELEVISION, INC.



                                    By /s/ Dean H. Blythe
                                      ----------------------------
                                      Title:

          As provided in Section 2 of the foregoing Amendment No. 1, the Subsidiary Guarantors hereby consent to the execution and delivery of said Amendment No. 1 and agree that, effective upon the Amendment No. 1 Effective Date, the Subsidiary Guarantors will be released and discharged from any and all obligations under the Credit Agreement.

                             SUBSIDIARY GUARANTORS
                             ---------------------

ARKANSAS HEARST-ARGYLE                  HAWAII HEARST-ARGYLE
  TELEVISION, INC.,                      TELEVISION, INC.


By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
  -------------------------               ----------------------------
  Name:                                   Name:
  Title:                                  Title:


JACKSON HEARST-ARGYLE                   OHIO/OKLAHOMA HEARST-ARGYLE
  TELEVISION, INC.                       TELEVISION, INC.


By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
  -------------------------               ----------------------------
  Name:                                   Name:
  Title:                                  Title:


HEARST-ARGYLE STATIONS, INC             WAPT HEARST-ARGYLE
                                         TELEVISION, INC.,

By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
  -------------------------               --------------------------
  Name:                                   Name:
  Title:                                  Title:

KITV HEARST-ARGYLE                      KHBS HEARST-ARGYLE
  TELEVISION, INC.                      TELEVISION, INC.


By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
  -------------------------               --------------------------
  Name:                                   Name:
  Title:                                  Title:


KMBC HEARST-ARGYLE                      WBAL HEARST-ARGYLE
  TELEVISION, INC                         TELEVISION, INC


By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
   ------------------------               ----------------------------
   Name:                                  Name:
   Title:                                 Title:


WCVB HEARST-ARGYLE                      WISN HEARST-ARGYLE
  TELEVISION, INC                         TELEVISION, INC


By /s/ Dean H. Blythe                   By /s/ Dean H. Blythe
   ------------------------               ----------------------------
   Name:                                  Name:
   Title:                                 Title:

WTAE HEARST-ARGYLE
 TELEVISION, INC


By /s/ Dean H. Blythe
  -------------------------
  Name:
  Title:

                                    LENDERS
                                    -------


THE CHASE MANHATTAN BANK,                   MORGAN GUARANTY TRUST COMPANY
 individually, as Swingline Lender           OF NEW YORK, individually, as
 and as Administrative Agent                 Swingline Lender and as
                                             Documentation Agent


By /s/ Mitchell Gervis                      By /s/ Adam J. Silver
  ----------------------                      --------------------------
  Name: Mitchell J. Gervis                    Name: Adam J. Silver
  Title: Vice President                       Title: Associate


BANK OF MONTREAL                            THE BANK OF NEW YORK


By /s/ R. Encarnacion                       By /s/ Brendan J. Nedzi
  -----------------------                      -------------------------
  Name: R. Encarnacion                         Name: Brendan J. Nedzi
  Title: Director                              Title: Senior Vice President


BANQUE PARIBAS                              TORONTO DOMINION (TEXAS),
                                              INC.

By /s/ Lynne S. Randall                     By /s/ Frederic Hawley
  ----------------------                      --------------------------
  Name: Lynne S. Randall                      Name: Frederic Hawley
  Title: Director                             Title: Vice President

By /s/ William B. Schink
  ----------------------
  Name: William B. Schink
  Title: Director


UNION BANK OF CALIFORNIA, N.A.              CAISSE NATIONALE DE CREDIT
                                               AGRICOLE

By /s/ Sonia L. Isaacs                      By /s/ John McCloskey
  -----------------------                      -------------------------
  Name: Sonia L. Isaacs                        Name: John McCloskey
  Title: Vice President                        Title: Vice President

THE DAI-ICHI KANGYO BANK, LTD.            WACHOVIA BANK, N.A.


By /s/ Frank A. Bertelle                  By /s/ June C. Deaver
  ----------------------------              -----------------------------
  Name: Frank A. Bertelle                   Name: June C. Deaver
  Title: Assiatant Vice President           Title: Vice President


THE BANK OF NOVA SCOTIA                   FIRST HAWAIIAN BANK


By /s/ Margot C. Bright                   By /s/ James C. Polk
  ----------------------------              -----------------------------
  Name: Margot C. Bright                    Name: James C. Polk
  Title: Authorized Signatory               Title: Assistant Vice President


THE MITSUBISHI TRUST AND                  SUNTRUST BANK, CENTRAL FLORIDA,
 BANKING CORPORATION                        N.A.


By /s/ Beatrice E. Kossodo                By /s/ Janet P. Sammons
  ----------------------------                ---------------------------
  Name: Beatrice E. Kossodo               Name: Janet P. Sammons
  Title: Senior Vice President            Title: Vice President


THE SANWA BANK LIMITED                    THE TOYO TRUST & BANKING
                                            COMPANY, LTD.

By /s/ Paul Judike                        By /s/ Takashi Mikumo
  ----------------------------              -----------------------------
  Name: Paul Judicke                        Name: Takashi Mikumo
  Title: Vice President                     Title: Vice President

MICHIGAN NATIONAL BANK


By /s/ Stephane Lubin
  ----------------------------
  Name: Stephane Lubin
  Title: Relationship Manager